                       UNITED STATES BANKRUPTCY COURT
                       NORTHERN DISTRICT OF CALIFORNIA


IN RE: MENLO ACQUISITION CORP.                |       CASE NO.       96-41107-N
      FDBA FOCUS SURGERY, INC.                |                      ----------
                                              |
                                              |       CHAPTER 11
                                              |       MONTHLY OPERATING REPORT
                                              |       (GENERAL BUSINESS CASE)
                                              |
-----------------------------------------------


                         SUMMARY OF FINANCIAL STATUS

MONTH ENDED         December, 1998
              -------------------------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($ _____).

                                                                                END OF             END OF              AS OF
                                                                               CURRENT             PRIOR              PETITION
2.    ASSET/LIABILITY SUMMARY                                                   MONTH              MONTH               FILING
                                                                           -----------------  -----------------   -----------------
        Current Assets (Market Value)                                               $70,739           $103,839            $502,204
                                                                           -----------------  -----------------   -----------------
        Total Assets (Market Value)                                                 $70,739           $103,839          $2,152,204
                                                                           -----------------  -----------------   -----------------
        Current Liabilities                                                         $67,500            $61,500
                                                                           -----------------  -----------------   -----------------
        Total Liabilities                                                           $67,500            $61,500            $831,829
                                                                           -----------------  -----------------   -----------------

                                                                                                                      PETITION
                                                                               CURRENT             PRIOR              DATE TO
3.    STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                      MONTH              MONTH             MONTH END
                                                                           -----------------  -----------------   -----------------
        a.  Total Receipts                                                              $34                $77          $1,536,932
                                                                           -----------------  -----------------   -----------------
        b.  Total Disbursements                                                     $33,134             $9,771          $1,485,767
                                                                           -----------------  -----------------   -----------------
        c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)             ($33,100)           ($9,694)              51165
                                                                           -----------------  -----------------   -----------------
        d.  Cash Balance Beginning of Month                                        $103,839           $113,533    -----------------
                                                                           -----------------  -----------------
        e.  Cash Balance End of Month (c + d)                                       $70,739           $103,839
                                                                           -----------------  -----------------
                                                                           -----------------  -----------------

4.    POST-PETITION LIABILITIES & RECEIVABLES                                 RECEIVABLES                            LIABILITIES
                                                                           -----------------                      -----------------
        Balance at End of Previous Month                                                                                   $61,500
                                                                           -----------------                      -----------------
        Balance at End of Current Month                                                  $0                                $67,500
                                                                           -----------------                      -----------------

5.    PAST DUE POST-PETITION LIABILITIES
        Balance at End of Previous Month (over 30 days)
                                                                           -----------------
        Balance at End of Current Month (over 30 days)                                   $0
                                                                           -----------------

                                                                                                     YES                  NO
                                                                                              -----------------   -----------------
6.    Are all federal, state, and local taxes current? (if no, attach
      schedule of unpaid items)                                                                       X
                                                                                              -----------------   -----------------
7.    Have any payments been made to pre-petition creditors, other than payments in the normal course to secured creditors or lessors?
      (if yes, attach listing including date of payment, amount of
      paymentand name of payee)                                                                                           X
                                                                                              -----------------   -----------------
8.    Have any payments been made to officers, insiders, shareholders, relatives?  (if yes, attach listing including date of
      payment, amount and reason for payment, and name of payee)                                                          X
                                                                                              -----------------   -----------------

9.    Have any payments been made to professionals?  (if yes, attach listing including date of payment, amount of payment and name
      of payee)                                                                                                           X
                                                                                              -----------------   -----------------
10.   If you answered yes to line 7,8, or 9, were all such payments
      approved by the court?                                                                         N/A
                                                                                              -----------------   -----------------
11.   Is the estate insured for replacement cost of assets and for
      general liability?                                                                             N/A
                                                                                              -----------------   -----------------
12.   Are U.S. Trustee quarterly fees current?                                                         X
                                                                                              -----------------   -----------------

      I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.


      Date:    January 13, 1998                  Richard J. Redett
              ------------------           -----------------------------
                                               Responsible Individual

                              BALANCE SHEET
                         (GENERAL BUSINESS CASE)

              FOR THE MONTH ENDED           December, 1998
                                          ------------------

                               ($         )
                                 ---------

        ASSETS

                                                                                          FROM SCHEDULES            MARKET VALUE
                                                                                     -----------------------      -----------------
            CURRENT ASSETS

    1            Cash and cash equivalents - unrestricted                                                                  $70,739
                                                                                                                  -----------------
    2            Cash and cash equivalents - restricted
                                                                                                                  -----------------
    3            Accounts receivable (net)                                                        A                             $0
                                                                                                                  -----------------
    4            Inventory                                                                        B                             $0
                                                                                                                  -----------------
    5            Prepaid expenses
                                                                                                                  -----------------
    6            Other:
                        ----------------------------------------------------                                      -----------------
    7
                 -----------------------------------------------------------                                      -----------------

    8                TOTAL CURRENT ASSETS                                                                                  $70,739
                                                                                                                  -----------------


            PROPERTY AND EQUIPMENT (MARKET VALUE)

    9            Real property                                                                    C                             $0
                                                                                                                  -----------------
   10            Machinery and equipment                                                          D                             $0
                                                                                                                  -----------------
   11            Furniture and fixtures                                                           D                             $0
                                                                                                                  -----------------
   12            Office equipment                                                                 D                             $0
                                                                                                                  -----------------
   13            Leasehold improvements                                                           D                             $0
                                                                                                                  -----------------
   14            Vehicles                                                                         D                             $0
                                                                                                                  -----------------
   15            Other:                                                                           D
                        ----------------------------------------------------                                      -----------------
   16                                                                                             D
                 -----------------------------------------------------------                                      -----------------
   17                                                                                             D
                 -----------------------------------------------------------                                      -----------------
   18                                                                                             D
                 -----------------------------------------------------------                                      -----------------
   19                                                                                             D
                 -----------------------------------------------------------                                      -----------------

   20                TOTAL PROPERTY AND EQUIPMENT                                                                               $0
                                                                                                                  -----------------

            OTHER ASSETS
   21
                 -----------------------------------------------------------                                      -----------------
   22
                 -----------------------------------------------------------                                      -----------------
   23
                 -----------------------------------------------------------                                      -----------------
   24
                 -----------------------------------------------------------                                      -----------------

   25                TOTAL OTHER ASSETS                                                                                         $0
                                                                                                                  -----------------

   26                TOTAL ASSETS                                                                                          $70,739
                                                                                                                  -----------------
                                                                                                                  -----------------

       NOTE: Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.
                                                            -------------------

                ---------------------------------------------------------------

                ---------------------------------------------------------------

                ---------------------------------------------------------------

                ---------------------------------------------------------------

                ---------------------------------------------------------------

                                 LIABILITIES AND EQUITY
                                 (GENERAL BUSINESS CASE)

                                       ($         )
                                         ---------

        LIABILITIES
            POST-PETITION

                                                                                          FROM SCHEDULES
                                                                                          --------------
                 CURRENT LIABILITIES

   27                Salaries and wages
                                                                                                            -----------------------
   28                Payroll taxes
                                                                                                            -----------------------
   29                Real and personal property taxes
                                                                                                            -----------------------
   30                Income taxes
                                                                                                            -----------------------
   31                Notes payable (short term)
                                                                                                            -----------------------
   32                Accounts payable (trade)                                                     A                             $0
                                                                                                            -----------------------
   33                Real property lease arrearage
                                                                                                            -----------------------
   34                Personal property lease arrearage
                                                                                                            -----------------------
   35                Accrued professional fees                                                                             $66,000
                                                                                                            -----------------------
   36                Current portion of long-term debt (due within 12 months)
                                                                                                            -----------------------
   37                Other:             Other general accruals                                                              $1,500
                                        ------------------------------------------------                    -----------------------
   38
                        ----------------------------------------------------------------                    -----------------------
   39
                        ----------------------------------------------------------------                    -----------------------

   40                TOTAL CURRENT LIABILITIES                                                                             $67,500
                                                                                                            -----------------------

   41            LONG-TERM DEBT, NET OF CURRENT PORTION
                                                                                                            -----------------------

   42                TOTAL POST-PETITION LIABILITIES                                                                       $67,500
                                                                                                            -----------------------

            PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

   43                Secured claims                                                               E                             $0
                                                                                                            -----------------------
   44                Priority unsecured claims                                                    E
                                                                                                            -----------------------
   45                General unsecured claims                                                     E
                                                                                                            -----------------------

   46                TOTAL PRE-PETITION LIABILITIES                                                                             $0
                                                                                                            -----------------------

   47                TOTAL LIABILITIES                                                                                     $67,500
                                                                                                            -----------------------

        EQUITY (DEFICIT)

   48
                        ----------------------------------------------------------------                    -----------------------
   49
                        ----------------------------------------------------------------                    -----------------------
   50
                        ----------------------------------------------------------------                    -----------------------
   51
                        ----------------------------------------------------------------                    -----------------------
   52            Market value adjustment
                                                                                                            -----------------------
   53                TOTAL EQUITY (DEFICIT)                                                                                 $3,239
                                                                                                            -----------------------


   54                TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                $70,739
                                                                                                            -----------------------
                                                                                                            -----------------------

                                 SCHEDULES
                          (GENERAL BUSINESS CASE)
                                ($         )
                                  ---------

                                                        SCHEDULE A
                                             ACCOUNTS RECEIVABLE(NET)/PAYABLE

                                                                  ACCOUNTS          ACCOUNTS PAYABLE             PAST DUE
        Receivables and Payables Ageings                         RECEIVABLE          [POST PETITION]         POST PETITION DEBT
                                                              -----------------    --------------------    ----------------------
            0 -30 Days
                                                              -----------------    --------------------  --
            31-60 Days                                                                                     |
                                                              -----------------    --------------------    |
            61-90 Days                                                                                     |                  $0
                                                              -----------------    --------------------    ----------------------
            91+ Days                                                                                       |
                                                              -----------------    --------------------  --
            Total accounts receivable/payable                               $0                      $0
                                                              -----------------    --------------------
            Allowance for doubtful accounts                                        --------------------
                                                              -----------------
            Accounts receivable (net)                                       $0
                                                              -----------------
                                                              -----------------

                                                 SCHEDULE B
                                        INVENTORY/COST OF GOODS SOLD

        TYPES AND AMOUNT OF INVENTORY(IES)                           COST OF GOODS SOLD
        ----------------------------------                           ------------------
                                               INVENTORY(IES)
                                                 BALANCE AT
                                                END OF MONTH
                                            ---------------------
                                                                     Inventory Beginning of Month
                                                                                                            -----------------------
                                                                     Add -
        Retail/Restaurants -                                                 Net purchases
                                                                                                            -----------------------
            Product for resale                                               Direct labor
                                            ---------------------                                           -----------------------
                                                                             Manufacturing overhead
                                                                                                            -----------------------
        Distribution -                                                       Freight in
                                                                                                            -----------------------
            Product for resale                                               Other:
                                            ---------------------

                                                                             ------------------------       -----------------------
        Manufacturer -
                                                                             ------------------------       -----------------------
            Raw materials
                                            ---------------------
            Work-in-progress                                         Less -
                                            ---------------------
            Finished goods                                                   Inventory End of Month
                                            ---------------------                                           -----------------------
                                                                             Shrinkage
                                                                                                            -----------------------
        Other -                                                              Personal Use
                                            ---------------------                                           -----------------------
            Explain
                     ---------------------
                                                                     Cost of Goods Sold                                         $0
            ------------------------------                                                                  -----------------------
                                                                                                            -----------------------
                 TOTAL                                        $0
                                            ---------------------
                                            ---------------------

        METHOD OF INVENTORY CONTROL                                   INVENTORY VALUATION METHODS
        ---------------------------                                   ---------------------------
        Do you have a functioning perpetual inventory system?         Indicate by a checkmark method of inventory valuation used.
                                Yes             No
                                    ----           ----
        How often do you take a complete physical inventory?          Valuation methods -
                                                                              FIFO cost
                                                                                                      --------------------
            Weekly                                                            LIFO cost
                                    ----                                                              --------------------
            Monthly                                                           Lower of cost or
                                    ----
            Quarterly                                                             market
                                    ----                                                              --------------------
            Semi-annually                                                     Retail method
                                    ----                                                              --------------------
            Annually
                                    ----
                                                                              Other -
                                                                                                      --------------------
        Date of last physical inventory was        12/31/94                      Explain
                                           ---------------------

                                                                                 ------------------------------------------------
        Date of next physical inventory is           N/A
                                           ---------------------                 ------------------------------------------------

                                                               SCHEDULE C
                                                              REAL PROPERTY
            DESCRIPTION                                                                     COST                MARKET VALUE
            -----------                                                                     ----                ------------
            --------------------------------------------------------------            ----------------       ------------------

            --------------------------------------------------------------            ----------------       ------------------

            --------------------------------------------------------------            ----------------       ------------------

            --------------------------------------------------------------            ----------------       ------------------
                 TOTAL                                                                             $0                       $0
                                                                                      ----------------       ------------------
                                                                                      ----------------       ------------------

                                                               SCHEDULE D
                                                        OTHER DEPRECIABLE ASSETS
            DESCRIPTION                                                                     COST                MARKET VALUE
            -----------                                                                     ----                ------------
            MACHINERY & EQUIPMENT -

            --------------------------------------------------------------            ----------------       ------------------

            --------------------------------------------------------------            ----------------       ------------------

            --------------------------------------------------------------            ----------------       ------------------

            --------------------------------------------------------------            ----------------       ------------------
                 TOTAL                                                                             $0                       $0
                                                                                      ----------------       ------------------
                                                                                      ----------------       ------------------
            FURNITURE & FIXTURES -

            --------------------------------------------------------------            ----------------       ------------------

            --------------------------------------------------------------            ----------------       ------------------

            --------------------------------------------------------------            ----------------       ------------------

            --------------------------------------------------------------            ----------------       ------------------
                 TOTAL                                                                             $0                       $0
                                                                                      ----------------       ------------------
                                                                                      ----------------       ------------------
            OFFICE EQUIPMENT -

            --------------------------------------------------------------            ----------------       ------------------

            --------------------------------------------------------------            ----------------       ------------------

            --------------------------------------------------------------            ----------------       ------------------
                 TOTAL                                                                             $0                       $0
                                                                                      ----------------       ------------------
                                                                                      ----------------       ------------------
            LEASEHOLD IMPROVEMENTS -

            --------------------------------------------------------------            ----------------       ------------------

            --------------------------------------------------------------            ----------------       ------------------

            --------------------------------------------------------------            ----------------       ------------------

            --------------------------------------------------------------            ----------------       ------------------
                 TOTAL                                                                             $0                       $0
                                                                                      ----------------       ------------------
                                                                                      ----------------       ------------------
            VEHICLES -

            --------------------------------------------------------------            ----------------       ------------------

            --------------------------------------------------------------            ----------------       ------------------

            --------------------------------------------------------------            ----------------       ------------------

            --------------------------------------------------------------            ----------------       ------------------
                 TOTAL                                                                             $0                       $0
                                                                                      ----------------       ------------------
                                                                                      ----------------       ------------------

                                                           SCHEDULE E
                                                   PRE-PETITION LIABILITIES

                                                                                           CLAIMED                ALLOWED
        LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                        AMOUNT                AMOUNT (B)
        -------------------------------------------                                        ------                ----------

            Secured claims  (a)                                                              $115,778
                                                                                      ----------------       ------------------
            Priority claims other than taxes
                                                                                      ----------------       ------------------
            Priority tax claims                                                                                        $20,000
                                                                                      ----------------       ------------------
            General unsecured claims                                                         $586,534                 $267,218
                                                                                      ----------------       ------------------

  (a)  List total amount of claims even if under secured.

  (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule E reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                        SCHEDULE F
                                 RENTAL INCOME INFORMATION
                         Not Applicable to General Business Cases.

                                                STATEMENT OF OPERATIONS
                                                (GENERAL BUSINESS CASE)
                                          FOR THE MONTH ENDED  December, 1998
                                                              ----------------
                                                   $
                                                    ----------------
                                                                                                         CUMULATIVE     NEXT MONTH
                CURRENT MONTH                                                                          (CASE TO DATE)    FORECAST
--------------------------------------------                                                            ------------   ------------
   ACTUAL         FORECAST        VARIANCE
   ------         --------        --------
                                                      REVENUES
                                         $0         1      Gross Sales
------------    ------------    ------------                                                            ------------   ------------
                                         $0         2      less: Sales Returns & Allowances
------------    ------------    ------------                                                            ------------   ------------
         $0              $0              $0         3      Net Sales                                             $0             $0
------------    ------------    ------------                                                            ------------   ------------
         $0                              $0         4      less: Cost of Goods Sold (Schedule 'B')
------------    ------------    ------------                                                            ------------   ------------
         $0              $0              $0         5      Gross Profit                                          $0             $0
------------    ------------    ------------                                                            ------------   ------------
                                         $0         6      Interest
------------    ------------    ------------                                                            ------------   ------------
                                                    7      Other Income:
                                         $0         8                                                       $25,565
------------    ------------    ------------               ---------------------------------------      ------------   ------------
                                         $0         9
------------    ------------    ------------               ---------------------------------------      ------------   ------------

         $0              $0              $0        10           TOTAL REVENUES                              $25,565             $0
------------    ------------    ------------                                                            ------------   ------------

                                                      EXPENSES
                                         $0        11      Compensation to Owner(s)/Officer(s)
------------    ------------    ------------                                                            ------------   ------------
                                         $0        12      Salaries/Commissions
------------    ------------    ------------                                                            ------------   ------------
                                         $0        13      Management Fees
------------    ------------    ------------                                                            ------------   ------------
                                         $0        14      Depreciation                                    $368,860
------------    ------------    ------------                                                            ------------   ------------
                                         $0        15      Taxes:
------------    ------------    ------------                                                            ------------   ------------
                                         $0        16           Employer Payroll Taxes
------------    ------------    ------------                                                            ------------   ------------
                                         $0        17           Real Property Taxes
------------    ------------    ------------                                                            ------------   ------------
                                         $0        18           Other Taxes
------------    ------------    ------------                                                            ------------   ------------
                                         $0        19      Other Selling
------------    ------------    ------------                                                            ------------   ------------
     $1,068                         ($1,068)       20      Other Administrative                             $50,883
------------    ------------    ------------                                                            ------------   ------------
                                         $0        21      Interest
------------    ------------    ------------                                                            ------------   ------------
                                                   22      Other Expenses:
                                         $0        23      Writedown Assets                                $274,406
------------    ------------    ------------               ---------------------------------------      ------------   ------------
                                         $0        24      Reduction of Debt to Settlements               ($455,184)
------------    ------------    ------------               ---------------------------------------      ------------   ------------
    $32,066                        ($32,066)       25      Interest Expense Creditors                       $32,066
------------    ------------    ------------               ---------------------------------------      ------------   ------------
                                         $0        26
------------    ------------    ------------               ---------------------------------------      ------------   ------------
                                         $0        27
------------    ------------    ------------               ---------------------------------------      ------------   ------------
                                         $0        28
------------    ------------    ------------               ---------------------------------------      ------------   ------------
                                         $0        29
------------    ------------    ------------               ---------------------------------------      ------------   ------------
                                         $0        30
------------    ------------    ------------               ---------------------------------------      ------------   ------------

    $33,134              $0        ($33,134)       31           TOTAL EXPENSES                             $271,031             $0
------------    ------------    ------------                                                            ------------   ------------

   ($33,134)             $0        ($33,134)       32 SUBTOTAL                                            ($245,466)            $0
------------    ------------    ------------                                                            ------------   ------------

                                                      REORGANIZATION ITEMS
     $6,000                         ($6,000)       33      Professional Fees                               $326,086
------------    ------------    ------------                                                            ------------   ------------
                                         $0        34      Provisions for Rejected Executory Contracts
------------    ------------    ------------                                                            ------------   ------------
                                                           Interest Earned on Accumulated Cash
        $34                            ($34)       35           Resulting from Chp 11 Case                  $31,461
------------    ------------    ------------                                                            ------------   ------------
                                         $0        36      Gain or (Loss) from Sale of Equipment          ($450,000)
------------    ------------    ------------                                                            ------------   ------------
                                         $0        37      Miscellaneous                                    $48,947
------------    ------------    ------------               ---------------------------------------      ------------   ------------
                                         $0        38      Settlements                                     $682,500
------------    ------------    ------------               ---------------------------------------      ------------   ------------

     $5,966              $0         ($5,966)       39           TOTAL REORGANIZATION ITEMS               $1,476,072             $0
------------    ------------    ------------                                                            ------------   ------------

   ($39,100)             $0        ($39,100)       40 NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES    ($1,721,538)            $0
------------    ------------    ------------                                                            ------------   ------------
                                         $0        41      Federal & State Income Taxes
------------    ------------    ------------                                                            ------------   ------------

   ($39,100)             $0        ($39,100)       42 NET PROFIT (LOSS)                                 ($1,721,538)            $0
------------    ------------    ------------                                                            ------------   ------------
------------    ------------    ------------                                                            ------------   ------------

EXPLANATION OF VARIANCE TO STATEMENT OF OPERATIONS
(FOR VARIANCES GREATER THAN +/-10% ONLY)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                                     SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                                                               (GENERAL BUSINESS CASE)

                                                       FOR THE MONTH ENDED    December, 1998
                                                                            ------------------
CASH BALANCE BEGINNING OF MONTH                                                                            $103,839
                                                                                               ---------------------

CASH RECEIPTS  (1)                                                                                              $34
                                                                                               ---------------------

CASH DISBURSEMENTS  (1)                                                                                     $33,134
                                                                                               ---------------------

EXCESS (DEFICIENCY) OF RECEIPTS OVER DISBURSEMENTS                                                         ($33,100)
                                                                                               ---------------------

CASH BALANCE END OF MONTH                                                                                   $70,739
                                                                                               ---------------------
                                                                                               ---------------------

RECAPITULATION OF FUNDS HELD AT END OF MONTH
--------------------------------------------

                                                  ACCOUNT 1                ACCOUNT 2                ACCOUNT 3
                                                  ---------                ---------                ---------
BANK                                        Silcon Valley Bank       Bank of America
                                            ----------------------   ----------------------    ---------------------
ACCOUNT TYPE                                Checking                 Trust Account M&M
                                            ----------------------   ----------------------    ---------------------
ACCOUNT NO.                                            3300023699
                                            ----------------------   ----------------------    ---------------------
ACCOUNT PURPOSE                             General                  General                   Distribution
                                            ----------------------   ----------------------    ---------------------

BALANCE, END OF MONTH                                     $61,408                   $8,549                     $782
                                            ----------------------   ----------------------    ---------------------

TOTAL FUNDS ON HAND FOR ALL ACCOUNTS                      $70,739
                                            ----------------------
                                            ----------------------

(1)  Excluding bank transfers between your accounts.